Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. §1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Medidata Solutions, Inc. (the “Company”) for the fiscal year ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tarek A. Sherif, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

Date: March 16, 2011

By:	/s/ TAREK A. SHERIF
Tarek A. Sherif
Chairman and Chief Executive Officer Medidata Solutions, Inc.

*	A signed original of this written statement required by Section 906 has been provided to Medidata Solutions, Inc. and will be retained by Medidata Solutions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.